NATIONWIDE MUTUAL FUNDS
Nationwide Bond Fund
(the “Fund”)

Supplement dated June 25, 2012
to the Summary Prospectus dated February 29, 2012, as revised June 20, 2012

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective August 1, 2012, the following changes to the Summary Prospectus will be implemented:

1.	Front-end sales charges will no longer apply to the purchase of Class D shares.

2.	Class D shares of the Fund will be renamed “Institutional Service Class” shares.

3.	The minimum initial investment to purchase Institutional Service Class shares of the Fund is $50,000.

4.	No minimum additional investment requirement applies to the purchase of additional Institutional Service Class shares of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE